UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                                  Saucony, Inc.
------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                 000-05083                04-1465840
------------------------ ---------------------------- -------------------------
 (State or Other Juris-          (Commission              (IRS Employer
diction of Incorporation         File Number)           Identification No.)


  13 Centennial Drive, Peabody, Massachusetts                     01960
-----------------------------------------------                 ---------
   (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On February 17, 2004, Saucony, Inc. declared a special cash dividend in the amount of $4.00 per share on its Class A Common Stock and on its Class B Common Stock. The special dividend is payable on March 17, 2004 to Saucony's stockholders of record at the close of business on March 3, 2004.

     On February 17, 2004 Saucony also declared its regular quarterly cash dividends in an amount of $0.050 per share on its Class A Common Stock and in the amount of $0.055 per share on its Class B Common Stock. The regular dividends are payable on April 15, 2004 to Saucony's stockholders of record at the close of business on March 18, 2004. The amount of these regular dividends represents an increase from the amount of Saucony's prior regular dividends. The amount of the regular dividend on Saucony's Class A Common Stock increased from $0.040 per share, and the amount of the regular dividend on Saucony's Class B Common Stock increased from $0.044 per share.

Item 12  Disclosure of Results of Operations and Financial Condition.

     On February 17, 2004, Saucony, Inc. announced its financial results for the fiscal quarter and fiscal year ended January 2, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information under this Item 12 of this Current Report on Form 8-K and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 17, 2004               SAUCONY, INC.


                                       By:  /s/ Michael Umana
                                            -----------------------------------
                                             Michael Umana
                                             Chief Operating Officer,
                                             Executive Vice President,
                                             Finance and Chief Financial Officer



                                 EXHIBIT INDEX

Exhibit No.                                     Description
----------                         --------------------------------------
   99.1                             Press release dated February 17, 2004.